UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

LEARNING TREE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27248	95-3133814
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13650 Dulles Technology Drive Suite 400 Herndon, VA		20171
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 709-9119

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On December 20, 2018, Learning Tree International, Inc. (the “Company”) announced its results of operations for the fourth quarter and full fiscal year ended September 28, 2018. A copy of the press release relating to the Company’s results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure

The Company also announced today that it intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) on December 28, 2018 to deregister the Company’s common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended. The Company is eligible to deregister its common stock and suspend its SEC reporting requirements because the number of holders of record of its common stock as of the first day of its 2019 fiscal year and currently is less than 300.

The Company expects the deregistration to become effective within 90 days of filing the Form 15 with the SEC; however, its obligation to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be suspended immediately upon filing.

Further information about the Company’s plans to deregister and suspend its periodic reporting is contained in the Company’s press release attached as Exhibit 99.1, which is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)     Exhibits

99.1	Press release of the Company dated December 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARNING TREE INTERNATIONAL, INC. (Registrant)

Date: December 20, 2018

	By:	/s/ David W. Asai
David W. Asai
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of the Company dated December 20, 2018

4